CareView Communications, Inc. 8-K

Exhibit 10.43

ALLONGE NO. 2 TO SENIOR SECURED CONVERTIBLE NOTES

(issued February 23, 2018)

June 30, 2022

This Allonge No. 2 to Senior Secured Convertible Notes (this “Allonge”), effective as of the date first written above, is entered into as of July 12, 2022, shall be affixed to each of those certain Senior Secured Convertible Notes dated February 23, 2018 (as amended by Allonge No. 1 to Senior Secured Convertible Notes dated June 10, 2018, the “Notes” and each, a “Note”), issued in the original aggregate principal amount of $2,050,000, made by CareView Communications, Inc., a Nevada corporation (the “Company”), and payable to the order of the Holders specified therein and party hereto (each, a “Holder”), and shall become a permanent part thereof and shall amend each such Note as provided herein.

1.            Amendment to Interest Rate. Section 2(b) of the Note is hereby amended to add the following sentence at the end thereof:

“Notwithstanding the foregoing, no Interest shall accrue on this Note from and after January 1, 2022.”

2.            No Further Amendments; Authorization to Affix to Note. Except as specifically amended hereby, the Note shall remain in full force and effect. The Company hereby authorizes each Holder to affix this Allonge to its Note and it shall for all purposes henceforth be part of the Note.

[Signature page follows]

IN WITNESS WHEREOF, the Company has caused this Allonge to be executed by its officer thereunto duly authorized, as of the date first above written.

COMPANY:

CAREVIEW COMMUNICATIONS, INC.,
a Nevada corporation

By:	/s/ Steven Johnson
Name: Steven Johnson
Title: Chief Executive Officer

AGREED AND ACCEPTED:

/s/ Steven G. Johnson
Steven G. Johnson

/s/ James R. Higgins
James R. Higgins

/s/ L. Allen Wheeler
L. Allen Wheeler

/s/ Steven B. Epstein
Steven B. Epstein

/s/ Jason T. Thompson
Jason T. Thompson

/s/ Sandra K. McRee
Sandra K. McRee

/s/ Jeffrey C. Lightcap
Jeffrey C. Lightcap

Rockwell Holdings I, LLC

/s/ Matthew Bluhm
By: Matthew Bluhm
Title: Managing Member

[Signature Page to Allonge No. 2 to CareView Communications, Inc. Secured Convertible Notes issued February 23, 2018]